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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR (G) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                  SUPERIOR CONSULTANT HOLDINGS CORPORATION
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           (Exact Name of Registrant as Specified in Its Charter)

             DELAWARE                                          38-3306717
(State of Incorporation or Organization)                   (I.R.S. Employer
                                                            Identification No.)

4000 TOWN CENTER, SUITE 1100, SOUTHFIELD, MICHIGAN            48075
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    (Address of Principal Executive Offices)                    (Zip Code)


If this Form relates to the registration   If this Form relates to the registration of a class of
of a class of debt securities and is       debt securities and is to become effective
effective upon filing pursuant to          simultaneously with the effectiveness of a concurrent
General Instruction A(c)(1) please         registration statement under the Securities Act of 1933
check the following box.  / /              pursuant to General Instruction A(c)(2) please check
                                           the following box.   / /


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:

                                      NONE


       SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:



                         Common Stock, $.01 Par Value
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                               (Title of Class)

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     ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

     The class of capital stock to be registered is designated as Common Stock, $.01 par value. Information regarding such stock is incorporated by reference from "Description of Capital Stock" at page 44 of the preliminary Prospectus included in the Registrant's Registration Statement on Form S-1, File No. 333-10213, filed with the Securities and Exchange Commission on August 15, 1996.



ITEM 2.  EXHIBITS.

     1.1   Specimen Common Stock Certificate*
     2.1   Amended and Restated Certificate of Incorporation**
     2.2   By-Laws**



      *    Incorporated by reference from Amendment No. 2 to
           Registrant's Registration Statement on Form S-1, File No. 333-10213, filed with Securities and Exchange Commission on October 4, 1996.

      **   Incorporated by reference from Amendment No. 1 to
           Registrant's Registration Statement on Form S-1, File No. 333-10213, filed with the Securities and Exchange Commission on September 20, 1996.



                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                SUPERIOR CONSULTANT HOLDINGS CORPORATION





Dated:  October 4 , 1996     BY:   /s/ Richard D. Helppie, Jr.
                                   --------------------------------------------
                                       Richard D. Helppie, Jr.
                                       President and Chief Executive Officer
                                       (Signature)